Exhibit 10.1

NOTE PURCHASE AND ASSIGNMENT AGREEMENT

This NOTE PURCHASE AND ASSIGNMENT AGREEMENT (this “Agreement”), is dated as of October 10, 2014, and is by and between Roger Little (the “Purchaser”), Spire Corporation, a Massachusetts corporation (“Parent”), and Spire Optoelectronics, Inc., formerly operating as Spire Biomedical, Inc., a Massachusetts corporation (together with Parent, the “Sellers”). The foregoing named parties are hereinafter collectively referred to as “Parties” and each a “Party”.

WHEREAS, the Sellers wish to sell and the Purchaser wishes to buy that certain Subordinated Convertible Promissory Note, dated September 18, 2013, issued to the Sellers by N2 Biomedical LLC, a Delaware limited liability company (“N2”), in the principal amount of $2,400,000 (the “Note”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed, the parties agree as follows:

ARTICLE I: PURCHASE AND ASSIGNMENT

1.1    Purchase of Note; Assignment. The Sellers hereby sell, transfer and assign to the Purchaser and the Purchaser hereby purchases and acquires from the Sellers, the Note and all of the Sellers’ right, title and interest in and to the Note. The sale and assignment of the Note is without recourse to Sellers and, except as expressly provided in this Agreement, without representation or warranty of Sellers.

1.2    Purchase Price; Payment.

(a)In consideration of the sale by the Sellers of the Note, the Purchaser shall pay to the Sellers an amount equal to $1,500,000 in cash and the Purchaser shall also forgive $200,000 owed to him by the Sellers for the delinquent $125,000 of deferred compensation for the first two quarters of 2012 that have not been funded under his Non-Qualified Deferred Compensation Plan for Roger Little Amended and Restated Effective as of November 17, 2011 (the “Non-Qualified Deferred Compensation Plan”), and for $75,000 of the delinquent bonus under the Management By Objective 2013 Program for Roger Little payment (the “Purchase Price”).

(b)The cash portion of the Purchase Price shall be paid by the Purchaser to the Sellers on the date hereof. The portion of the Purchase Price paid by Purchaser forgiving $200,000 owed to him by the Sellers shall be evidenced by a release in the form attached hereto as Exhibit A; provided that nothing in this Agreement or the attached release shall be deemed to be a release of any other claims or rights he may have under the Non-Qualified Deferred Compensation Plan. The payment of the cash portion of the Purchase Price shall be made by wire transfer of immediately available funds to a bank account designated in writing by the Sellers.

(c)Notwithstanding the foregoing, the Parties acknowledge and agree that Sellers shall pay Purchaser the remaining $84,319 portion of his bonus due and owing under the Management By Objective 2013 Program for Roger Little not later than January 15, 2015.

1.3    Warrants. As a condition to and in further consideration of the Purchaser’s agreement to purchase the Note, Parent hereby agrees to issue to the Purchaser on the date hereof, pursuant to a Stock Purchase Warrants substantially in the form attached hereto as Exhibit B five year warrants to purchase 1,000,000 shares (allocated in the manner described in the following sentence) of the Parent’s common stock, $0.01 par value per share, at a purchase price per share (the “Common Stock”) equal to 120% of the closing price on the date hereof of the Common Stock on the OTCQB tier of the OTC Markets.

ARTICLE II: CLOSING DELIVERABLES

2.1    Conditions of the Purchase and Sale. The obligation of the Purchaser to purchase the Note is subject to the satisfaction of the following conditions either prior to, or concurrently with, the execution of this Agreement:

(a)    The Purchaser shall have received a certificate of the Secretary of each Seller certifying (i) the resolutions adopted by the Board of Directors of the respective Sellers authorizing the transactions contemplated by this Agreement and (ii) that such resolutions have not been modified or rescinded and remain in full force and effect;

(b)    The original Note shall have been duly endorsed by the Sellers and delivered to the Purchaser;

(c)    The Warrant shall have been duly executed and delivered by the Parent to the Purchaser;

(d)    The Purchaser shall have received an executed Consent and Estoppel Certificate from N2, substantially in the form attached hereto as Exhibit C;

(e)    Any notices or consents required to be given or obtained by the Sellers or N2 (pursuant to that certain Subordination Agreement, dated as of September 18, 2013, executed by the Sellers in favor of Middlesex Savings Bank or otherwise) in connection with the sale and transfer of the Note to the Purchaser, shall have been given in accordance with such documents and the Purchaser shall have received copies of such notices as delivered by the Sellers or N2;

(f)    The Purchaser shall have received a copy of any certificates, opinions or other documents originally delivered to the Sellers by N2 in connection with the issuance of the Note;

(g)    The Sellers shall have delivered to Purchaser copies of any servicing records or documentation relating to payments on the Note;

(h)    The Purchaser shall have received, if required, (i) confirmation satisfactory to him in his sole discretion that the transactions contemplated by this Agreement do not violate any financing document (including, without limitation, any letter-of-credit document) entered into by the Sellers and/or (ii) a written statement of such bank or letter-of-credit issuer approving the transactions contemplated by this Agreement and formally releasing any security interest in the Note;

(i)    The Equity Ownership Interest Transfer Agreement by and between Parent and SPI-Trust, of even date herewith, and the Lease Amendment referred to therein shall have been executed and delivered to the respective parties thereto; and

(j)    Any other documents, certificates, or instruments, including instruments of transfer, necessary or desirable to effectuate the transactions contemplated by this Agreement, as requested by the Purchaser.

ARTICLE III: SELLERS’ REPRESENTATIONS AND WARRANTIES

3.1    Sellers’ Representations and Warranties. In order to induce the Purchaser to purchase the Note, the Sellers hereby, jointly and severally, represent and warrant to the Purchaser that:

(a)    Organization. Each Seller is a corporation, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, has the power and authority to own its property and to carry on its business as now being conducted, and is qualified to do business in every jurisdiction where such qualification is necessary, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the Sellers taken together.

(b)    Authority and Power. Each Seller has the right and power to make, execute, deliver and perform its obligations under this Agreement. The making, execution, delivery and performance of this Agreement, and the endorsement and delivery of the Note, have been duly authorized by all the necessary action of each Seller, and will not violate any provision of law, any order of any court or other agency of government, or the corporate charter or by-laws of either Seller, or result in or constitute a breach of, or default or violation under, or require any consent under, any agreement, indenture or other instrument to which a Seller is a party or by which its assets are bound. Other than as specifically contemplated by this Agreement, no action or consent of any other party and no registration or filing with or consent, approval, authorization or declaration of any governmental authority, bureau or agency, commission or court, is required, in connection with the execution, delivery, performance, of this Agreement, or the transactions contemplated hereby.

(c)    Binding Agreement. This Agreement constitutes the valid and legally binding obligation of each Seller, enforceable against each Seller in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency or similar laws affecting creditors’ rights generally and to equitable principles).

(d)    Liens. The Note, all amounts due or to become due thereunder or therefrom, and all other rights created thereby are, and are being delivered to Purchaser, free and clear of all liens, encumbrances, security interests and other rights and claims arising by, through or under either Seller which are adverse to the Sellers’ and Purchaser’s interests therein.

(e)    Litigation. Other than as disclosed to Purchaser on Schedule 3.1(e) attached hereto, no suit, action or legal, administrative, arbitrative or other proceeding or, to the best of the Sellers’ knowledge, no investigation by any governmental agency or third party, is pending or, has been threatened against the Sellers, which relates to the Note or which questions the validity or legality of this Agreement or any action taken or to be taken in connection with this Agreement, or which could adversely affect the ability of the Sellers to consummate the transactions contemplated by this Agreement or which could adversely affect the value of the Note. Sellers are not aware of any suits, actions, proceedings or investigations against N2 which may relate to the Note or which questions the validity or legality of this Agreement, the Note or which could adversely affect the value of the Note.

(f)    Note. The Sellers hold the Note in good faith. Neither Seller has knowledge of any facts impairing the validity of the Note, or of any intention by N2 not to honor the Note or to assert a defense or right to setoff or counterclaim with respect thereto. The Note is not subject to any defense, setoff or counterclaim of which either Seller is aware after due inquiry. There have been no prepayments to the Sellers of sums due under the Note. The Note has not been altered, amended, revoked or rescinded since its execution and delivery to the Sellers and remains in full force and effect. The aggregate outstanding principal amount of the Note as of the date hereof is $2,400,000 and the accrued but unpaid interest on the Note as of October 1, 2014 is $5,917.80.

3.2    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Sellers as follows:

(a)    Authority and Power. The Purchaser has the right and power to make, execute, deliver and perform its obligations under this Agreement. The making, execution, delivery and performance of this Agreement have been duly authorized by all the necessary action of the Purchaser, and will not violate any provision of law, any order of any court or other agency of government, or result in or constitute a breach of, or default or violation under, or require any consent under, any agreement, indenture or other instrument to which the Purchaser is a party or by which its assets are bound. No action or consent of any other party and no registration or filing with or consent, approval, authorization or declaration of any governmental authority, bureau or agency, commission or court, is required in connection with the execution, delivery, performance of this Agreement or the transactions contemplated hereby.

(b)    Binding Agreement. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms (subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency or similar laws affecting creditors’ rights generally and to equitable principles).

(c)    Financial Capability. The Purchaser has sufficient funds to pay the Purchase Price contemplated by this Agreement and to perform its other obligations contemplated by this Agreement.

ARTICLE IV: MISCELLANEOUS

4.1    Notices. All notices, requests and demands to or upon the respective parties hereto under this Agreement shall be deemed to have been given or made when mailed by registered or certified United States mail, return receipt requested, or, in the case of hand delivery, overnight courier, or fax on the date when delivery is made, addressed as follows, or to such other addresses as may hereafter be designated in writing by the respective parties hereto:

The Sellers:    Spire Corporation
One Patriots Park
Bedford, MA 01730
Attn: Chief Executive Officer
Facsimile: 781-275-7470

With a copy to:
_____________________
_____________________
_____________________

The Purchaser:    Roger Little
_____________________
_____________________
Facsimile:

With a copy to:
Nixon Peabody LLP
1300 Clinton Square
Rochester, NY 14604
Attn: Christian Hancey

4.2    No Waiver, Cumulative Remedies. No failure to exercise, and no delay in exercising on the part of a Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any other right, power or privilege hereunder or thereunder preclude any other or further exercise hereof or thereof or the exercise of any other right, power or privilege. The rights and remedies of each Party hereunder are cumulative and not exclusive of any rights or remedies provided by law, and all such rights and remedies may be exercised singly or concurrently.

4.3    Survival of Agreement, etc. All agreements, representations and warranties made herein, and in any certificate, financial or other statement furnished at any time under or in connection with this Agreement, shall survive the delivery of this Agreement and the Note, provided that the representations and warranties set forth in Section 3.1 shall terminate on the date one year following the date of this Agreement.

4.4    Further Action. Each Party agrees that at any time and from time to time, upon the request of any other Party, it will execute, deliver and acknowledge or cause to be executed, delivered or acknowledged such further documents and instruments and do such other acts and things as such Party may reasonably request in order to fully effect the purposes of this Agreement and the Note.

4.5    Entire Agreement; Modifications. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, supersedes any prior expression of intent or understanding relating hereto and may only be modified or amended by a written instrument signed by the parties.

4.6    Governing Law; Choice of Forum. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof. Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Suffolk County, Massachusetts before one (1) arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and in accordance with the Expedited Procedures in those Rules. Judgment on any award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

4.7    Successors. This Agreement shall be binding upon the parties and shall inure to the benefit of their respective successors and assigns.

4.8    Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any persons, entities or any circumstance, is invalid or unenforceable, then (i) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability.

4.9    Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. This Agreement may be delivered by any party by facsimile or other electronic transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

PURCHASER:

/s/ Roger Little
Roger Little

SELLERS:

Spire Corporation

By:     /s/ Rodger W. LaFavre
Name:    Rodger W. LaFavre
Title:    President & CEO

Spire Optoelectronics, Inc.

By:     /s/ Robert S. Lieberman
Name:    Robert S. Lieberman
Title:    Chief Financial Officer

Exhibit B
Warrant Agreement

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED UNLESS REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPIRE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT REGISTRATION OF SUCH SECURITIES UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.
SPIRE CORPORATION
WARRANT TO PURCHASE COMMON STOCK
October 10, 2014
Void After October 10, 2019
THIS CERTIFIES THAT, for value received, Roger Little, or permitted assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Spire Corporation, a Massachusetts corporation, with its principal office at One Patriots Park, Bedford, Massachusetts 01730 (the “Company”) up to 1,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to adjustment as provided herein.

1.	DEFINITIONS. As used herein, the following terms shall have the following meanings:

(a)“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the Commonwealth of Massachusetts are authorized or required by law to remain closed.

(b)“Exercise Period” means the period commencing on October 10, 2014 and ending October 10, 2019, unless sooner terminated as provided below.

(c)“Exercise Price” means $0.276 per share, subject to adjustment pursuant to Section 5.

(d)“Exercise Shares” means the shares of Common Stock issued or issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein.

(e)“SEC” means the U.S. Securities and Exchange Commission.

(f)“Securities Act” means the Securities Act of 1933, as amended from time to time.

2.EXERCISE OF WARRANT.

(a)Method of Exercise. This Warrant may be exercised in whole or in part at any time during the Exercise Period by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(i)An executed Notice of Exercise in the form attached hereto; and

(ii)Payment of the Exercise Price in cash or by check or wire transfer of immediately available funds.

(b)Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within ten days of the date of exercise, a new Warrant evidencing the rights of the Holder to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional shares shall be treated as provided in Section 6.

(c)Delivery of Shares. Exercise Shares acquired hereunder shall be delivered to the Holder within three Business Days after the date on which this Warrant shall have been validly exercised. Such Exercise Shares shall be in certificated form and bear an appropriate restrictive legend. The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was validly exercised, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such valid exercise is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3.COVENANTS OF THE COMPANY.

(a)Covenants as to Exercise Shares. The Company covenants and agrees that it will, at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. All Exercise Shares will, upon issuance, be validly issued and outstanding, fully paid and nonassessable. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

(b)No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

(c)Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to (a) receive any dividend (other than a Common Stock dividend subject to Section 5(a)) or (b) vote with respect to a capital reorganization of the Company, a reclassification, recapitalization or exchange of the capital stock of the Company, a consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another person, or a voluntary dissolution, liquidation or winding up of the Company, then the Company shall mail to the Holder, at least ten Business Days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or vote.

4.REPRESENTATIONS OF HOLDER.

(a)Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or, the Exercise Shares, and except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with the Securities Act and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the Securities Act.

(b)Securities Are Not Registered.

(i)The Holder understands that the offer and sale of the Warrant or the Exercise Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(ii)The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares.

(c)Disposition of Warrant and Exercise Shares.

(i)The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

A.The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;

B.There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

C.The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and the Company shall receive an opinion of counsel to the Company to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws.

(ii)The Holder understands and agrees that all certificates evidencing the Exercise Shares to be issued to the Holder will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED UNLESS REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SPIRE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT REGISTRATION OF SUCH SECURITIES UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

5.	Certain Adjustments.

(a)Subdivisions, Combinations and Other Issuances. In the event the Company pays a dividend in Common Stock or makes a distribution in Common Stock to holders of its outstanding Common Stock; subdivides its outstanding Common Stock into a greater number of shares; combines its outstanding Common Stock into a smaller number of shares; or issues any shares of its capital stock in a reclassification of the Common Stock, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number, class, and kind of shares subject to this Warrant.

(b)Fundamental Transactions. If the Company consummates (a) a merger or consolidation with or into another entity, as a result of which the holders of the Company’s outstanding voting securities as of immediately prior to such merger or consolidation hold less than a majority of the outstanding voting securities of the surviving or successor entity as of immediately after such merger or consolidation or (b) a sale, transfer or other disposition of all or substantially all its property, assets or business to another person or entity (any such transaction being hereinafter referred to as a “Fundamental Transaction”), then the Company shall ensure that lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Exercise Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Exercise Shares equal to the number of Exercise Shares immediately theretofore issuable upon exercise of this Warrant, had such Fundamental Transaction not taken place. The provisions of this Section 5(b) shall similarly apply to successive consolidations, mergers, sales, transfers or other dispositions.

6.FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7.NO STOCKHOLDER RIGHTS. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8.TRANSFER OF WARRANT. Subject to applicable laws and compliance with Section 4(c), this Warrant and all rights hereunder are transferable by the Holder in person or by duly authorized attorney upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

9.LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnify or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.MODIFICATIONS AND WAIVER. This Warrant and any provision hereof may be waived, modified or amended only by an instrument in writing signed by the Company and the Holder.

11.NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holders at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.

12.ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13.GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the Commonwealth of Massachusetts without regard to the principles of conflict of laws.

14.DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

15.SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

16.ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

SPIRE CORPORATION

By:     /s/ Rodger W. LaFavre

Name:    Rodger W. LaFavre

Title:    President & CEO

NOTICE OF EXERCISE

TO: SPIRE CORPORATION

The undersigned hereby elects to purchase                      shares of the Common Stock of Spire Corporation (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the Company has received an opinion of Company counsel to the effect that such disposition is not required to be registered pursuant to the Securities Act or any applicable state securities laws.

(Date)                                (Signature)

(Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with Section 4(c) thereof, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
___________________________________________________________________________________________________
(Please Print)

Address:
___________________________________________________________________________________________________
(Please Print)

Dated: , ____

Holder’s
Signature:

Holder’s
Address:
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.